TRUSTEE'S DISTRIBUTION STATEMENT

 THE                        TO THE HOLDERS OF:
BANK OF                     Corporate Bond-Backed Certificates
  NEW                       Series 1998-CAT-1
 YORK                       Class A-1 Certificates
                            CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period
ending:         March 03, 2008


INTEREST ACCOUNT
Balance as of   September 04, 2007                                                                                         $0.00
   Scheduled Income received on securities......................................................                     $903,370.00
   Unscheduled Income received on securities....................................................                           $0.00
   Interest Received on sale of securities......................................................                           $0.00
LESS:
   Distribution to Class A-1 Holders.....................................................          $900,370.00
   Trustee Fees..........................................................................            $2,250.00
   Fees allocated for third party expenses...............................................              $750.00
Balance as of   March 03, 2008                                                                        Subtotal             $0.00


PRINCIPAL ACCOUNT
Balance as of   September 04, 2007                                                                                         $0.00
   Scheduled Principal payment received on securities...........................................                     $940,380.00
   Principal received on sale of securities.....................................................                           $0.00
LESS:
   Distribution to Class A-1 Holders.....................................................          $940,380.00
   Distribution to Swap Counterparty.....................................................                $0.00
Balance as of   March 03, 2008                                                                        Subtotal             $0.00
                                                                                                       Balance             $0.00

              UNDERLYING SECURITIES HELD AS OF:      March 03, 2008
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                               CUSIP#: 149-123-BE0